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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 25, 1998


                      SPATIALIZER AUDIO LABORATORIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   33-90532                   95-4484725
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)              File Number)            Identification No.)



20700 Ventura Boulevard, Suite 134, Woodland Hills, California     91364
                  (Address of Principal Executive Offices)       (Zip Code)



Registrant's telephone number, including area code   (818) 227-3370



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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective September 28, 1998, by mutual agreement between the Registrant and KPMG Peat Marwick LLP ("KPMG"), the Registrant accepted KPMG's resignation as its auditor. The Executive Committee of the Board of Directors received such resignation and approved the mutual termination. The resignation did not arise from any disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial disclosure or auditing scope or procedures. The audit reports of KPMG on the consolidated financial statements of Spatializer Audio Laboratories, Inc. and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, did not contain any adverse or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles. In light of the reduction in business staffing and curtailment of costs by the Registrant, as described in Item 5 below, the Registrant is undertaking to engage a new independent accountant on a fee structure that is compatible with the reduced operations. A copy of the letter from KPMG is attached as Exhibit A.

Item 5.  OTHER EVENTS.

         As reported in a press release dated September 25, 1998, the Registrant announced that it has decided to refocus its business on the exploitation of its core audio technologies and to properly position the MultiDisc Technologies, Inc., asset for sale. In addition, the Registrant is streamlining its operations and implementing cost reductions in each of the Registrant's facilities to preserve the Registrant's limited cash resources. Effective immediately, Steven
D. Gershick resigned as chief executive officer of the Registrant and as president of MultiDisc Technologies, Inc. but will continue to serve as chairman of the board of the Registrant. Henry R. Mandell, who joined the Registrant in March, 1998 as senior vice president of finance has been designated as interim chief executive officer to oversee all of the corporate activities. Michael Bolcerek has resigned as president of Desper Products, Inc. A copy of the press release dated September 25, 1998 is attached as Exhibit B.



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Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not applicable.

Item 8.  CHANGE IN FISCAL YEAR.

         Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Spatializer Audio Laboratories, Inc.
                                           Registrant

Date:    September 29, 1998                By: /s/ Henry R. Mandell
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                                               Henry R. Mandell, Interim Chief
                                               Executive Officer



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